SSgA Small Cap Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SSCRX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Small Cap Fund seeks to maximize the total return through investment in equity securities.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.70%*
Other Expenses	1.73%
Total Annual Fund Operating Expenses	3.18%
Less Fee Waivers and/or Expense Reimbursements	(1.58)%*
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.60%

*  The fund's investment adviser has contractually agreed, until December 31, 2010, to waive up to the full amount of the management fee to the extent that total expenses (exclusive of non-recurring account fees and extraordinary expenses) of Class R exceed 1.60% of average daily net assets of Class R on an annual basis. If thereafter the total expenses of Class R remain above the cap, the distributor has contractually agreed, until December 31, 2010, to waive up to 0.70% of the distribution and service (12b-1) fee to further reduce the total expenses of Class R to the level of the cap. If after this waiver Class R expenses remain above the cap, the fund's investment adviser has contractually agreed to reimburse Class R for all expenses to the level of the cap. Prior to December 31, 2010, these contractual waivers or reimbursements of the management fee and distribution and shareholder service (12b-1) fees may not be terminated without the approval of the fund's Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years
$163	$843	$1,570	$3,616

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

During the most recent fiscal year, the fund's turnover rate was 235% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Small Cap Fund will invest at least 80% of its assets in equities of companies in the Russell 2000® Index, the fund's benchmark. The fund may also invest in equity securities issued by companies with market capitalizations approximately equivalent to the market capitalization of companies within the benchmark. These equities comprise primarily common stocks and may include IPOs.

The fund's adviser employs a proprietary quantitative stock-selection model that seeks to identify undervalued companies with superior growth potential. This model determines the specific securities and quantities the fund purchases, holds and sells. It is intended to generate a portfolio that reflects the risk characteristics of the fund's benchmark, as well as predict the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors (such as measures of relative valuations, the quality of company's earnings, cash flows, and investor sentiment) to past performance. It allows the adviser to evaluate quickly each eligible security and then rank all eligible securities in the

SSgA Small Cap Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCRX

fund's investment universe in the order of their attractiveness as fund investments. The quantity of a security held is determined by the stock-selection model in evaluating a security's relative return and risk attractiveness. Overweight or underweight positions in certain securities, industries and sectors relative to the benchmark are a direct result of this process. The fund periodically rebalances its portfolio to reflect changes predicted by the model. The adviser from time to time will reexamine the model and make adjustments to the economic and financial factors considered.

The fund also may lend its securities, and it may invest in various fixed-income securities and money market funds, including money market funds advised by the fund's investment adviser, in order to manage its cash. The fund also may engage in active trading, which could reduce the returns of fund shareholders investing through a taxable account, and the may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•  Risks Common to Funds Investing Principally in Equity Securities.

•  Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund may have substantial investments.

•  Liquidity Risk—The risk that the fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•  Use of a Quantitative Strategy. A quantitative investment strategy generally is based on the assumption that the future performance of a specific security relative to other securities may be predicted based on the correlation of certain historical economic and financial factors to past performance. Over time, the correlation between these factors and performance may diminish, which may impair the fund's ability to achieve its investment objective.

•  Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•  More Volatility than the Fund's Benchmark. While presenting the opportunity for excess returns relative to the Russell 2000 Index, the fund's strategy may present a greater risk of loss and higher tracking error compared to a fund that follows a strict indexing strategy.

•  Value Stocks. Certain stocks in which the fund may invest may be inexpensive relative to their earnings or assets compared to other types of stocks. These stocks may continue to be inexpensive for long periods of time and they may never realize their full value.

•  Sector. The fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•  Derivatives. The fund's investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

PERFORMANCE

The following bar chart shows how the fund's performance has varied from year to year, and the table immediately below the chart shows the performance of the fund's Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund's performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund's Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund's past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

SSgA Small Cap Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SSCRX

Highest Quarterly Results (1999-2008)	Lowest Quarterly Results (1999-2008)	Year-to-Date Ended
June 30, 2003: 19.19%	December 31, 2008: (25.89)%	September 30, 2009: 8.85%

Average Annual Total Returns
For the Periods Ended December 31, 2008:

SSgA Small Cap Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*
Return Before Taxes	(37.55)%	(5.46)%	(0.21)%
Return After Taxes on Distributions	(37.55)%	(6.26)%	(0.64)%
Return After Taxes on Distributions and Sale of Fund Shares	(24.41)%	(4.29)%	(0.04)%
Russell 2000® Index	(33.79)%	(0.93)%	3.02%

(1)Class R Shares began operating on May 14, 2004. Performance for the fund's Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Brian Shannahan, CFA, serves as portfolio manager of the fund. He has managed the fund since 2008.

PURCHASE AND SALE OF FUND SHARES

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSgA Funds to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or adviser. Only certain intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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